NOTE 12 - GOING CONCERN	12 Months Ended
Dec. 31, 2011
Going Concern Disclosure [Text Block]
NOTE 12 -      GOING CONCERN

The Company’s consolidated financial statements are prepared using US GAAP applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The Company has incurred significant losses from its inception through December 31, 2011, which have resulted in an accumulated deficit of $26,741,298 at December 31, 2011.  The Company has funds sufficient to cover its operating costs for the next few months, has a working capital deficit of approximately $3,264,298, and has relied exclusively on debt and equity financing.  Accordingly, there is substantial doubt about its ability to continue as a going concern.

Continuation of the Company as a going concern is dependent upon obtaining additional capital and ultimately, upon the Company’s attaining profitable operations.  The Company will require a substantial amount of additional funds to complete the development of its products, hospital beta testing, commercialization, and to fund additional losses, until revenues are sufficient to cover the Company’s operating expenses. If the Company were unsuccessful in any of the additional funding noted below, it will most likely be forced to substantially reduce or cease operations.

As discussed in Note 6 above, the Company entered into the Stock Purchase Agreement and established the Equity Line.  The Company does not anticipate needing to draw the full amount of the Equity Line to implement our business plan and to develop and market its location sterilization technologies.  The Company believes that it will need approximately $3 million during the twelve months following the SEC effective date for research, development, marketing, and related activities, as well as for general corporate purposes, including final product development and initiation of sales.  Pursuant to the Stock Purchase Agreement with Mammoth, the frequency and amounts of draws are within its control.  The Company is not obligated to make any draws, and the Company may draw any amount up to the full amount of the Equity Line, in its discretion.  The Company does not plan to draw more funds (and correspondingly put more shares to Mammoth) under the Equity Line than is necessary to implement its business plan.

Also, during 2011, the Company raised a total of $1,545,906 through the sale of 12,679,778 shares of common stock at prices ranging from $0.08 to $0.192 per share, which funds have been used to keep the Company current in its reporting obligations under the Exchange Act and to pay certain other corporate obligations including the initial costs of development for its hospital sterilization system.  Subsequent to December 31, 2011, through the date of this report, the Company raised a total of $814,310 through the sale of 7,556,089 shares of common stock at prices ranging from $0.10 to $0.165 per share.  In addition, if the Company were to need additional resources outside the Equity Line, the Company believes the Company would be able to raise additional funds from some of the same investors who have purchased shares from 2009 to 2012, although there is no guarantee that these investors will purchase additional shares.  However, these investors have verbally committed to continue to fund the Company’s projects on a monthly basis, as needed as apparent to subsequent investments made as noted above and below in Note 14.

The ability of the Company to continue as a going concern is dependent on its ability to successfully accomplish the plan described in the preceding paragraphs and eventually attain profitable operations.  The consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of these uncertainties.